UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 06/30/11

Item 1. Reports to Stockholders.

JUNE 30, 2011

SEMIANNUAL REPORT

INTERNATIONAL

TEMPLETON DRAGON FUND, INC.

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Semiannual Report

Templeton Dragon Fund, Inc.

Your Fund’s Goal and Main Investments: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies,”

as defined in the Fund’s prospectus.

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended
June 30, 2011.

Economic and Market Overview

During the first six months of 2011, global markets including those in the greater China region experienced heightened volatility. Although the year started on a positive note, markets quickly declined because of political insta-
bility and riots in the Middle East and North Africa. Investors grew increasingly worried that contagion from the region could spread further and subsequently derail the global economic recovery. In addition, the impact of Japan’s largest ever earthquake, tsunami and radiation worries from damage to the country’s nuclear plants led investors to lower their near-term growth expectations for
Asia, as well as, the global economy. The debt situation in Greece also led to investor risk aversion. On the domestic front, rising inflationary pressures and the implementation of tightening measures further fueled slower growth concerns. Within this environment, markets in the greater China region, as

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 8.

Semiannual Report | 1

represented by the MSCI Golden Dragon Index, ended the reporting period with a 0.60% decline.[1]

Despite signs of moderate global growth, China continued to report strong gross domestic product growth. The economy grew 9.7% in the first quarter of 2011 compared with a year earlier.[2] Key growth drivers included trade and investment. Inflation reached a record high in 2011, with consumer prices ris-
ing 5.5% year-over-year in May, compared to 5.3% in April.[2] In an effort to curb liquidity and inflation, the People’s Bank of China raised its one-year deposit and lending interest rates by 0.50% to 3.25% and 6.31% in the first six months of 2011. The reserve requirement ratios were also increased.
In addition, the government implemented tightening measures to cool the property market.

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources.
Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental, company-by-
company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Performance Overview

Templeton Dragon Fund had cumulative total returns of -1.14% in market price terms and +1.51% in net asset value terms for the six months under review. You can find the Fund’s long-term performance data in the Performance
Summary on page 5.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: National Bureau of Statistics, China.

2 | Semiannual Report

Manager’s Discussion

During the six-month reporting period, top stock contributors to absolute performance included three Chinese companies — Yanzhou Coal Mining, a major coal producer, PetroChina, a leading oil and gas company, and Sinopec (China Petroleum and Chemical), one of the country’s largest integrated energy companies. Yanzhou reported solid corporate earnings as a result of high coal prices and volume growth. Our analysis shows a positive outlook for Yanzhou as greater demand for coal, higher coal prices, and merger and acquisition activity support potential growth. Sinopec and PetroChina benefited from the high crude oil prices realized in their upstream exploration and production businesses. The chemical sector’s strong earnings further supported Sinopec’s earnings. We maintain a positive view on Sinopec because of its attractive valuations and our belief that China’s strong economic growth should continue to boost fuel demand. PetroChina’s huge resources and international expansion plans, as well as rising energy demand, could support the company’s growth in the long term, in our assessment.

Among the largest stock detractors were Dairy Farm International Holdings, whose core businesses consist of supermarkets, convenience and home furnishing stores in Asia; Shanghai Industrial Holdings, a major industrial conglomerate; and China Mobile, a mobile services provider in China. All three stocks underperformed their peers during the reporting period. Investors’ concerns over higher raw material and food prices, as well as rising labor and rental costs, weighed on Dairy Farm’s performance. Over the longer term, however, we think greater consumer demand and the company’s exposure to Asia’s high growth markets could support earnings. The share price of Shanghai Industrial was adversely affected by government measures to cool the overheated property market. China Mobile ended the period with a decline as its cautious approach to the overdevelopment of the “third-generation” mobile telecommunication business slightly weakened its market position. Over the longer term, we continue to favor the Fund’s investments in these companies as they could continue to benefit from the region’s growth.

During the past six months, the Fund increased its investments in Taiwan due to what we considered the relatively attractive fundamentals and valuations of selected stocks. We added to our holdings in semiconductors, computer storage and peripherals, and steel companies. Key purchases included shares of Simplo Technology, a major global battery pack producer; and new positions in Siliconware Precision Industries, one of the world’s top, independent, integrated circuit assembly companies; and Sinoma (China National Materials), a leading provider of cement equipment and engineering services.

Semiannual Report | 3

Conversely, the Fund reduced investments in Hong Kong and sold some China
Red Chip shares to focus on what we considered attractively valued stocks within our investment universe.[3] In addition, we identified and reduced several holdings that had reached their target prices by the end of the reporting period including Macau casino operator SJM Holdings and the aforementioned Dairy
Farm and China Mobile.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

4 | Semiannual Report

Performance Summary as of 6/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

Semiannual Report | 5

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

6 | Semiannual Report

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Total return is not annualized for periods less than one year.
[d]Ratios are annualized for periods less than one year.
[e]Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 7

Templeton Dragon Fund, Inc.

Statement of Investments, June 30, 2011 (unaudited)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 96.8%			
Air Freight & Logistics 0.1%			
Sinotrans Ltd., H	China	5,999,000	$ 1,418,468
Auto Components 1.7%			
Cheng Shin Rubber Industry Co. Ltd.	Taiwan	7,793,885	22,327,396
Automobiles 4.2%			
Chongqing Changan Automobile Co. Ltd., B	China	5,849,502	4,186,941
Dongfeng Motor Group Co. Ltd., H	China	14,522,000	27,507,216
Great Wall Motor Co. Ltd., H	China	5,180,345	8,521,016
Guangzhou Automobile Group Co. Ltd., H	China	3,657,584	4,465,197
Jiangling Motors Corp. Ltd., B	China	3,635,020	9,295,711
			53,976,081
Beverages 0.5%			
Yantai Changyu Pioneer Wine Co. Ltd., B	China	538,490	6,024,473
Chemicals 0.1%			
Yingde Gases Group Co. Ltd.	China	1,273,500	1,173,386
Commercial Banks 8.9%			
Agricultural Bank of China Ltd., H	China	10,791,000	5,685,495
Bank of China Ltd., H	China	59,032,600	28,826,920
BOC Hong Kong (Holdings) Ltd.	China	4,820,500	13,968,873
China Construction Bank Corp., H	China	47,622,272	39,533,508
China Minsheng Banking Corp. Ltd., H	China	4,635,000	4,270,627
Industrial and Commercial Bank of China Ltd., H	China	28,747,950	21,833,184
			114,118,607
Commercial Services & Supplies 0.1%			
[a] Fook Woo Group Holdings Ltd.	China	4,288,078	1,344,545
Communications Equipment 0.9%			
HTC Corp.	Taiwan	252,950	8,484,807
ZTE Corp., H	China	674,204	2,434,559
			10,919,366
Computers & Peripherals 3.8%			
Advantech Co. Ltd.	Taiwan	1,493,628	5,062,003
[a] Asustek Computer Inc.	Taiwan	2,202,872	21,800,389
Lite-On IT Corp.	Taiwan	6,658,681	7,560,771
[a] Pegatron Corp.	Taiwan	3,946,066	4,076,444
Simplo Technology Co. Ltd.	Taiwan	1,273,400	10,236,370
			48,735,977
Construction Materials 0.2%			
Asia Cement China Holdings Corp.	China	3,381,500	2,650,708
Distributors 1.8%			
Dah Chong Hong Holdings Ltd.	Hong Kong	19,038,520	22,630,682
Diversified Telecommunication Services 1.3%			
China Telecom Corp. Ltd., H	China	7,904,000	5,109,020
China Unicom (Hong Kong) Ltd.	China	5,572,752	11,243,256
			16,352,276

8 | Semiannual Report

Templeton Dragon Fund, Inc.

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Electric Utilities 2.5%			
Cheung Kong Infrastructure Holdings Ltd.	Hong Kong	6,183,000	$ 32,020,420
Electrical Equipment 0.3%			
Dongfang Electric Corp. Ltd., H	China	1,140,000	4,211,778
Electronic Equipment, Instruments & Components 0.1%			
[a] China Security & Surveillance Technology Inc.	United States	199,099	1,055,225
Food & Staples Retailing 16.4%			
Beijing Jingkelong Co. Ltd., H	China	3,229,447	4,191,527
China Resources Enterprise Ltd.	China	5,818,000	23,775,166
Dairy Farm International Holdings Ltd.	Hong Kong	22,089,478	181,133,720
			209,100,413
Food Products 2.9%			
China Foods Ltd.	China	16,200,000	13,469,207
China Yurun Food Group Ltd.	China	1,084,000	3,050,676
People's Food Holdings Ltd.	China	3,574,000	2,211,382
Shenguan Holdings Group Ltd.	China	14,572,000	10,299,226
Uni-President China Holdings Ltd.	Taiwan	4,180,000	2,589,083
Uni-President Enterprises Corp.	Taiwan	1,482,230	2,141,110
[a,b] Xiwang Sugar Holdings Co. Ltd.	China	11,121,681	2,858,401
[a,b] Xiwang Sugar Holdings Co. Ltd., wts., 2/22/12	China	1,853,613	—
			36,619,085
Health Care Equipment & Supplies 0.0%[†]			
Microport Scientific Corp.	China	218,000	140,351
Hotels, Restaurants & Leisure 0.7%			
[a] Country Style Cooking Restaurant Chain Co. Ltd., ADR	China	7,200	95,760
[a] MGM China Holdings Ltd.	Hong Kong	269,200	496,767
NagaCorp Ltd.	Cambodia	18,008,875	4,397,065
SJM Holdings Ltd.	Hong Kong	1,888,000	4,483,598
			9,473,190
Independent Power Producers & Energy Traders 1.1%			
Datang International Power Generation Co. Ltd., H	China	33,798,000	11,466,151
Guangdong Electric Power Development Co. Ltd., B	China	6,088,967	2,550,844
			14,016,995
Industrial Conglomerates 1.7%			
Shanghai Industrial Holdings Ltd.	China	5,884,000	21,663,071
Insurance 1.2%			
[a] AIA Group Ltd.	Hong Kong	544,000	1,887,493
China Life Insurance Co. Ltd., H	China	3,993,000	13,649,089
			15,536,582
Internet Software & Services 0.7%			
[a] Sohu.com Inc.	China	118,700	8,578,449
IT Services 0.4%			
Travelsky Technology Ltd., H	China	8,444,559	5,317,356

Semiannual Report | 9

Templeton Dragon Fund, Inc.

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Leisure Equipment & Products 0.1%			
Yorkey Optical International Cayman Ltd.	Hong Kong	11,491,000	$ 1,712,926
Machinery 1.7%			
Changsha Zoomlion Heavy Industry Science and Technology, Development Co. Ltd., H	China	4,551,820	8,657,042
China National Materials Co. Ltd., H	China	849,000	696,067
Lonking Holdings Ltd.	China	23,065,000	12,626,581
			21,979,690
Marine 0.4%			
China Shipping Development Co. Ltd., H	China	2,922,000	2,684,782
Sinotrans Shipping Ltd.	China	7,675,000	2,268,448
			4,953,230
Metals & Mining 1.9%			
Angang Steel Co. Ltd., H	China	4,778,000	5,219,006
Jiangxi Copper Co. Ltd., H	China	5,334,000	17,753,153
Shougang Fushan Resources Group Ltd.	Hong Kong	2,560,000	1,562,631
			24,534,790
Multiline Retail 0.1%			
[c] Springland International Holdings Ltd., 144A	China	1,176,000	982,298
Oil, Gas & Consumable Fuels 28.8%			
China Coal Energy Co., H	China	4,662,000	6,266,524
China Petroleum and Chemical Corp., H	China	97,904,000	98,762,669
China Shenhua Energy Co. Ltd., H	China	7,424,000	35,489,806
CNOOC Ltd.	China	38,862,000	90,890,661
Inner Mongolia Yitai Coal Co. Ltd., B	China	327,800	1,915,335
PetroChina Co. Ltd., H	China	52,788,000	77,061,288
Yanzhou Coal Mining Co. Ltd., H	China	15,172,000	57,808,308
			368,194,591
Pharmaceuticals 0.2%			
Tong Ren Tang Technologies Co. Ltd., H	China	2,013,000	1,978,919
Real Estate Management & Development 3.8%			
Agile Property Holdings Ltd.	China	2,960,000	4,587,349
Cheung Kong (Holdings) Ltd.	Hong Kong	727,000	10,631,619
Hopewell Holdings Ltd.	Hong Kong	6,637,500	21,025,396
Soho China Ltd.	China	13,429,000	12,010,902
			48,255,266
Semiconductors & Semiconductor Equipment 3.6%			
MediaTek Inc.	Taiwan	541,648	5,868,159
Realtek Semiconductor Corp.	Taiwan	713,330	1,372,241
Siliconware Precision Industries Co.	Taiwan	593,000	760,851
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	15,373,136	38,541,605
			46,542,856

10 | Semiannual Report

See Abbreviations on page 21.

†Rounds to less than 0.1% of net assets.
[a]Non-income producing.
[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the aggregate value of these securities was $2,858,401, representing
0.22% of net assets.
[c]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors. At June 30, 2011, the
value of this security was $982,298, representing 0.08% of net assets.
[d]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 11

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Dragon Fund, Inc.

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 12,758,230	$ 12,826,639
Net realized gain (loss) from investments and foreign currency transactions	19,336,018	67,418,170
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(13,419,623)	152,137,595
Net increase (decrease) in net assets resulting from operations	18,674,625	232,382,404
Distributions to shareholders from:		
Net investment income	—	(20,178,907)
Net realized gains	—	(46,678,864)
Total distributions to shareholders	—	(66,857,771)
Net increase (decrease) in net assets	18,674,625	165,524,633
Net assets:		
Beginning of period	1,258,237,235	1,092,712,602
End of period	$1,276,911,860	$1,258,237,235
Undistributed net investment income included in net assets:		
End of period	$ 19,507,121	$ 6,748,891

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Directors, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements

Semiannual Report | 15

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each spe-cific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold

16 | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income Taxes (continued)

and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassi-fied among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Semiannual Report | 17

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK

At June 30, 2011, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2011 and the year ended December 31, 2010 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund’s Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market trans-
actions, at the discretion of management. This authorization remains in effect. During the period ended June 30, 2011 and year ended December 31, 2010, there were no shares repurchased.

3. TRANSACTION WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

18 | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTION WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays an administrative fee to FT Services of 0.15% per year of the average weekly net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2011, there were no credits earned.

5. INCOME TAXES

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, aggregated $5,732,738 and $30,351,060, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Semiannual Report | 19

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

20 | Semiannual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

9. FAIR VALUE MEASUREMENTS (continued)

At June 30, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted price in an active market for identical securities. blncludes securities determined to have no value.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS Selected Portfolio ADR - American Depository Receipt

Semiannual Report | 21

Templeton Dragon Fund, Inc.

Annual Meeting of Shareholders, May 27, 2011 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on May 27, 2011. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2011. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Frank J. Crothers, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2011. No other business was transacted at the meeting.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2011:

*Ann Torre Bates, Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade
are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

22 | Semiannual Report

Templeton Dragon Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify The Bank of New York Mellon (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

Semiannual Report | 23

Templeton Dragon Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (continued)

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator and sent to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.bnymellon.com/shareowner/equityaccess or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

24 | Semiannual Report

TempletonFund,Dr Fund, Inc.

Transfer Agent BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh, PA 15252-8015 (800) 416-5585 www.bnymellon.com/shareowner/equityaccess

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration.
This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. Information about the net asset value and the market price is published each
Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the New York
Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585.
Registered shareholders can now access their Fund account on-line with Investor Service
Direct®. For information go to BNY Mellon Shareowner Services’ web site at
www.bnymellon.com/shareowner/equityaccess and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at
(800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the
NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are regis-
tered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030,
St. Petersburg, FL 33733-8030.

Semiannual Report | 25

Templeton Dragon Fund, Inc.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the

26 | Semiannual Report

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2010 and the previous 10 years ended December 31, 2010, in comparison with a performance universe consisting of the Fund and all non-leveraged, closed-end, emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s total return for 2010 to be in the middle quintile of such performance universe, and its total return on an annualized basis to be in the highest or best performing quin-tile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratio of the Fund compared with those of a group of seven funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the

Semiannual Report | 27

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund’s contractual investment management fee rate to be the highest in its Lipper expense group, being approximately 51 basis points above the expense group median, and the Fund’s actual total expense ratio to be the third highest in such expense group, being approximately seven basis points above the expense group median. While acknowledging cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff and the depth of the manager’s physical presence and coverage in emerging markets geographic areas, the Board believed it appropriate to reduce the Fund’s investment management fee and negotiated with the Manager downward revisions in such fee as discussed under “Economies of Scale.”

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

28 | Semiannual Report

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Fund’s current investment management fee provides a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1.00% on net assets in excess of $20 billion. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board negotiated with management downward revisions in the Fund’s investment management fee effective May 1, 2011, so as to be at a rate of 1.10% on the first $1 billion of Fund net assets; 1.05% on the next $4 billion of Fund net assets; 1.00% on the next $5 billion of Fund net assets; 0.95% on the next $5 billion of Fund net assets; 0.90% on the next $5 billion of Fund net assets; and 0.85% on Fund net assets in excess of $20 billion. At the end of 2010, the Fund’s net assets were approximately $1.26 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes this schedule of fees provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 29

Templeton Dragon Fund, Inc.

Shareholder Information (continued)

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2010. Additionally, the Fund expects to file, on or about August 31, 2011, such certifications with its Form N-CSRS for the six months ended June 30, 2010.

30 | Semiannual Report

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Frank J. Crothers, David W.
Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the
Fund’s manager Templeton Asset Management Ltd. in accordance with the
Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin
Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the
Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to
Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund's board or committee of the board, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, the rules thereunder or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment Manager’s proxy voting policies and principles. The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such impementation.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers.

As experienced money managers, The investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

N/A

Item 9. Purchases of Equity Securities by Closed-End Management

Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant

changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By /s/ LAURA F. FERGERSON________________ Laura F. Fergerson Chief Executive Officer –Finance and Administration Date August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON________________ Laura F. Fergerson Chief Executive Officer –Finance and Administration Date August 25, 2011

By /s/ MARK H. OTANI_____________________ Mark H. Otani Chief Financial Officer and Chief Accounting Officer Date August 25, 2011